UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 30, 2021

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA*	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB*	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC*	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange

* On June 24, 2021, the New York Stock Exchange (“NYSE”) filed three Form 25’s with the Securities and Exchange Commission (the “SEC”) to delist our Series A, B and C Preferred Stock, which were redeemed by us on June 24, 2021. The delisting was effective on July 4, 2021. The deregistration of such securities under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25.

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2021, Arbor Realty Trust, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2021, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated July 30, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 30, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: July 30, 2021